QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-79441 and 333-90315) of Tuesday Morning Corporation of our report dated February 14, 2003 with respect to the consolidated financial statements of Tuesday Morning Corporation included in this Annual Report on Form 10-K for the year ended December 31, 2002.

                      ERNST & YOUNG LLP

Dallas, Texas
March 12, 2003

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS